Vanguard GNMA Fund
Schedule of Investments (unaudited)
As of April 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (97.8%)
Conventional Mortgage-Backed Securities (92.1%)
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,925	2,105
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,417	2,645
[1,2]	Fannie Mae Pool	3.010%	8/1/34	2,045	2,224
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	2,195
[1,2]	Fannie Mae Pool	3.110%	11/1/27–2/1/28	22,802	25,113
[1,2]	Fannie Mae Pool	3.240%	3/1/28	6,081	6,751
[1,2]	Fannie Mae Pool	3.260%	12/1/37	4,175	4,626
[1,2]	Fannie Mae Pool	3.330%	4/1/32	10,818	12,141
[1,2]	Fannie Mae Pool	3.350%	1/1/30	4,926	5,519
[1,2]	Fannie Mae Pool	3.410%	5/1/32	4,100	4,633
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,406	1,580
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,487	7,317
[1,2]	Fannie Mae Pool	3.550%	2/1/30	8,875	10,115
[1,2]	Fannie Mae Pool	4.180%	11/1/30	28,326	33,303
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–1/1/47	17,599	18,641
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–8/1/48	2,848	3,056
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	3,251	3,560
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–11/1/45	37,060	41,320
[1,2]	Freddie Mac Gold Pool	5.000%	12/1/27–8/1/44	24,906	28,073
[1,4]	Ginnie Mae I Pool	2.500%	11/15/42–5/15/51	4,792,173	4,982,688
[1,4]	Ginnie Mae I Pool	3.000%	1/15/26–6/15/51	5,787,923	6,082,062
[1]	Ginnie Mae I Pool	3.250%	8/15/42	14,865	15,858
[1,3,4]	Ginnie Mae I Pool	3.500%	7/15/39–6/15/51	5,027,549	5,383,271
[1]	Ginnie Mae I Pool	3.750%	10/15/40–8/15/42	127,483	139,751
[1]	Ginnie Mae I Pool	3.875%	10/15/40–6/15/42	27,859	30,461
[1,3]	Ginnie Mae I Pool	4.000%	8/15/24–5/15/51	2,661,460	2,882,349
[1,3]	Ginnie Mae I Pool	4.500%	12/20/32–5/15/51	1,048,009	1,161,664
[1]	Ginnie Mae I Pool	5.000%	1/15/30–5/15/51	462,779	525,610
[1]	Ginnie Mae I Pool	5.500%	9/15/23–9/15/45	274,305	313,648
[1]	Ginnie Mae I Pool	6.000%	2/15/24–6/15/41	159,646	179,724
[1]	Ginnie Mae I Pool	6.500%	4/15/23–3/20/41	94,419	104,009
[1]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	24,402	27,513
[1]	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	12	13
[1]	Ginnie Mae I Pool	7.500%	6/20/25–10/15/31	9,340	10,660
[1]	Ginnie Mae I Pool	8.000%	8/15/31	3,103	3,601
[1]	Ginnie Mae I Pool	8.500%	7/15/21–6/15/28	169	187
[1]	Ginnie Mae II Pool	1.500%	4/20/44–6/20/47	885	881
[1,3,4]	Ginnie Mae II Pool	2.000%	10/20/43–5/15/51	1,787,745	1,825,699
[1,2,4]	UMBS Pool	1.500%	5/25/51	3,300	3,233
[1,2]	UMBS Pool	2.000%	4/1/51–5/25/51	242,318	245,304
[1,2,4]	UMBS Pool	2.500%	7/1/27–5/25/51	241,393	252,292

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1,2,4]	UMBS Pool	3.000%	11/1/22–6/25/51	268,837	281,652
[1,2]	UMBS Pool	4.000%	5/1/46–6/1/46	3,617	3,954
[1,2]	UMBS Pool	4.500%	12/1/40–3/1/44	1,586	1,785
[1,2]	UMBS Pool	5.000%	6/1/23–5/25/51	39,408	45,221
[1,2]	UMBS Pool	6.000%	7/1/22	0	1
[1,2]	UMBS Pool	6.500%	2/1/29–5/1/40	1,446	1,666
					24,719,674
Nonconventional Mortgage-Backed Securities (5.7%)
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.203%	8/1/43	3,700	3,734
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.580%	2.767%	9/1/44	4,394	4,418
[1,2]	Fannie Mae REMICS	2.000%	9/25/42	5,876	5,998
[1,2]	Fannie Mae REMICS	2.500%	10/25/42	5,955	6,150
[1,2]	Fannie Mae REMICS	3.000%	6/25/43–7/25/49	82,343	86,014
[1,2]	Fannie Mae REMICS	3.500%	7/25/44–12/25/58	97,429	105,323
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	2,425	2,752
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.600%	2.658%	10/1/44	11,714	12,256
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.601%	3.070%	10/1/44	7,516	7,826
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.615%	2.935%	9/1/44	2,929	3,037
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.620%	2.181%	9/1/43	5,022	5,089
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.620%	2.763%	7/1/44	2,352	2,439
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.620%	2.848%	10/1/44	5,273	5,515
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.630%	2.055%	4/1/44	4,618	4,948
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.689%	2.552%	8/1/43	3,869	3,904
[1,2]	Freddie Mac REMICS	2.000%	4/15/42	6,225	6,388
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–12/15/46	85,855	89,541
[1,2]	Freddie Mac REMICS	3.500%	8/15/45	8,632	9,628
[1,2]	Freddie Mac REMICS	4.000%	6/15/54	3,551	4,081
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	6,858	7,788
[1]	Ginnie Mae REMICS	1.650%	11/20/45	71,448	73,040
[1]	Ginnie Mae REMICS	1.750%	10/20/42–7/20/44	21,377	20,238
[1]	Ginnie Mae REMICS	2.000%	1/20/42–10/20/44	38,551	39,377
[1]	Ginnie Mae REMICS	2.250%	3/16/45	11,057	11,468
[1]	Ginnie Mae REMICS	2.375%	4/20/44	3,847	3,935
[1]	Ginnie Mae REMICS	2.500%	12/16/39–12/20/49	156,550	159,286
[1]	Ginnie Mae REMICS	2.750%	6/16/43	10,750	11,145
[1]	Ginnie Mae REMICS	3.000%	6/20/39–6/20/49	554,243	582,935
[1]	Ginnie Mae REMICS	3.000%	7/20/43	6,272	6,679
[1]	Ginnie Mae REMICS	3.250%	8/20/44–2/20/49	11,872	13,128
[1]	Ginnie Mae REMICS	3.500%	7/20/43–2/20/49	110,110	120,233
[1]	Ginnie Mae REMICS	3.689%	10/20/48	13,722	14,712
[1]	Ginnie Mae REMICS	3.750%	12/16/39	2,088	2,457
[1]	Ginnie Mae REMICS	4.500%	6/20/39	2,360	2,701
[1]	Ginnie Mae REMICS	5.000%	6/16/37	8,125	9,422
[1]	Ginnie Mae REMICS	5.500%	8/16/36	7,250	8,381
[1,5]	Ginnie Mae REMICS, 1M USD LIBOR + 0.200%	0.316%	2/20/37	1,858	1,852
[1]	Ginnie Mae Class A REMICS	3.000%	7/20/44	32,121	33,498
[1]	Ginnie Mae Class ZD REMICS	4.000%	1/20/45	17,212	19,209
[1]	Government National Mortgage Assn.	2.350%	5/17/46	16,453	16,910

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1]	Government National Mortgage Assn.	2.650%	11/17/48	9,295	9,668
					1,537,103
Total U.S. Government and Agency Obligations (Cost $25,716,789)					26,256,777
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	156,338	165,002
	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	12,624	14,194
	Seasoned Credit Risk Transfer Trust Series 2020-1	2.500%	8/25/59	95,717	96,878
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $276,915)					276,074
				Shares
Temporary Cash Investments (19.7%)
Money Market Fund (12.4%)
[6]	Vanguard Market Liquidity Fund	0.068%		33,225,332	3,322,533
			Maturity Date	Face Amount ($000)
Repurchase Agreements (6.4%)
	Bank of America Securities, LLC (Dated 4/30/21 Repurchase Value $78,500,000 collateralized by Ginnie Mae 4.500%-5.000%, 3/20/49-5/20/49 with a value of $80,070,000)	0.010%	5/3/21	78,500	78,500
	Barclays Capital Inc. (Dated 4/30/21 Repurchase Value $162,500,000 collateralized by U.S. Treasury Note/Bond 2.125%, 12/31/22 with a value of $165,750,000)	0.010%	5/3/21	162,500	162,500
	Citigroup Global Markets Inc. (Dated 4/30/21 Repurchase Value $227,300,000 collateralized by U.S. Treasury Note/Bond 1.875%-3.375%, 11/15/44-2/15/51 with a value of $231,846,000)	0.010%	5/3/21	227,300	227,300
	Credit Agricole Securities (USA) Inc. (Dated 4/30/21 Repurchase Value $62,800,000 collateralized by Treasury Inflation Indexed Note/Bond 1.000%-3.625%, 4/15/28-2/15/49 with a value of $64,056,000)	0.005%	5/3/21	62,800	62,800
	HSBC Bank USA (Dated 4/30/21 Repurchase Value $133,800,000 collateralized by U.S. Treasury Note/Bond 2.250%-5.375%, 2/15/31-8/15/49 with a value of $136,476,000)	0.005%	5/3/21	133,800	133,800
	HSBC Bank USA (Dated 4/30/21 Repurchase Value $120,900,000 collateralized by Fannie Mae 2.000%-6.000%, 5/1/35-4/1/51 and Freddie Mac 2.500%-4.500%, 12/1/25-10/1/50 with a value of $123,318,000)	0.010%	5/3/21	120,900	120,900

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Natixis SA (Dated 4/30/21 Repurchase Value $526,200,000 collateralized by Treasury Inflation Indexed Note/Bond 0.125%-1.000%, 1/15/24-2/15/50, U.S. Treasury Bill 0.000%, 5/11/21-10/7/21 and U.S. Treasury Note/Bond 0.069%-7.625%, 5/15/21-8/15/50 with a value of $536,724,000)	0.010%	5/3/21	526,200	526,200
Societe Generale (Dated 4/30/21 Repurchase Value $264,300,000 collateralized by Fannie Mae 2.000%-4.500%, 10/1/28-9/1/50, Federal Home Loan Bank 0.020%, 6/4/21, Freddie Mac 2.000%-4.500%, 5/1/40-2/1/51, Ginnie Mae 2.000%-4.500%, 4/20/26-1/20/51 and U.S. Treasury Note/Bond 0.125%-2.875%, 5/15/23-2/15/46 with a value of $269,586,000)	0.010%	5/3/21	264,300	264,300
TD Securities (USA) LLC (Dated 4/30/21 Repurchase Value $118,100,000 collateralized by U.S. Treasury Bill 0.000%, 5/27/21-10/7/21 with a value of $120,462,000)	0.010%	5/3/21	118,100	118,100
Wells Fargo & Co. (Dated 4/30/21 Repurchase Value $19,700,000 collateralized by Fannie Mae 1.707%-3.914%, 9/1/35-12/1/49 with a value of $20,094,000)	0.010%	5/3/21	19,700	19,700
				1,714,100
U.S. Government and Agency Obligations (0.9%)
United States Treasury Bill	0.008%	5/18/21	250,000	249,999
Total Temporary Cash Investments (Cost $5,286,685)				5,286,632
Total Investments (118.5%) (Cost $31,280,389)				31,819,483
Other Assets and Liabilities—Net (-18.5%)				(4,969,986)
Net Assets (100%)				26,849,497
Cost is in $000.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $13,320,000 have been segregated as initial margin for open futures contracts.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2021.
5	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2021	3,833	846,165	(480)
10-Year U.S. Treasury Note	June 2021	5,612	740,959	1,950
				1,470
Short Futures Contracts
5-Year U.S. Treasury Note	June 2021	(6,101)	(756,143)	1,886
Long U.S. Treasury Bond	June 2021	(1,804)	(283,679)	2,496
Ultra 10-Year U.S. Treasury Note	June 2021	(1,244)	(181,060)	4,059
Ultra Long U.S. Treasury Bond	June 2021	(382)	(71,016)	449
				8,890
				10,360

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C. Swap Contracts. The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At April 30, 2021, counterparties had deposited in segregated accounts securities with a value of $11,383,000 and cash of $10,826,000 in connection with TBA transactions.
E. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
F. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of April 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	26,256,777	—	26,256,777
Asset-Backed/Commercial Mortgage-Backed Securities	—	276,074	—	276,074
Temporary Cash Investments	3,322,533	1,964,099	—	5,286,632
Total	3,322,533	28,496,950	—	31,819,483

Derivative Financial Instruments
Assets
Futures Contracts[1]	10,840	—	—	10,840
Liabilities
Futures Contracts[1]	480	—	—	480
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.